UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

TELIK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

2100 Geng Road, Suite 102

Palo Alto, California 94303

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to Telik’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about our management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in our proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014 as supplemented and amended, and in our reports on Forms 10-Q and 8-K and other filings made with the SEC. We disclaim any intention or obligation to revise or update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing

The disclosures in Items 8.01 of this Current Report are incorporated herein by reference.

Item 8.01	Other Events

As previously disclosed on Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014, Tacoma Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Telik, or the Merger Sub, merged with and into MabVax Therapeutics Inc., a Delaware corporation, or MabVax, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of May 12, 2014, by and among Telik, MabVax and Merger Sub, or the Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement, dated June 30, 2014, by and among Telik, MabVax and Merger Sub reported on Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014, and as amended by Amendment No. 2 to the Merger Agreement, dated July 7, 2014, by and among Telik, MabVax and Merger Sub filed as Exhibit 2.1 Telik’s Current Report on Form 8-K filed with the SEC on July 9, 2014.

On July 9, 2014, Telik issued a press release announcing, among other items, the completion of the merger, pursuant to the Merger Agreement and describing the status of Telik’s current negotiations with NASDAQ with respect to its potential delisting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 9, 2014, MabVax issued a press release announcing the completion of the Common Stock Financing as contemplated in the Proxy Statement, filed by Telik with the SEC on June 3, 2014, as supplemented and amended. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

1

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 9, 2014

99.2	MabVax Press Release, dated July 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: July 9, 2014	By:	/s/ J. David Hansen
		Name:	J. David Hansen
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 9, 2014

99.2	MabVax Press Release, dated July 9, 2014